RADIO
     ONE

               12 March 1997

WASHINGTON, DC
WMMJ-FM        Mr. Carr T. Preston
WKYS-FM        Senior Vice President
WOL-AM         Allied Capital
               1666 K Street N.W.
BALTIMORE, MD  9th Floor
WERQ-FM        Washington, D.C. 20008
WWIN-FM
WWIN-AM
WOLB-AM        By Telecopier (202) 858-2053

ATLANTA, GA
WNTA-FM        Dear Mr. Preston:

               This Letter of Intent (the "LOI") outlines the principal terms whereby Radio One Inc., a Delaware corporation ("Radio One" or the "Buyer"), or any entity controled by the same principals who control Buyer, will purchase from Allied Capital Financial Corporation ("Allied" or the "Seller") in a warrant and stock transaction (the "Transaction"), a warrant for all of the issued and outstanding capital stock of Broadcast Holdings, Inc. ("BHI") which owns radio station WYCB (AM), licensed to Washington, D.C. (the "Station").

               The consummation of the transaction contemplated by this LOI is conditioned upon: Buyer's satisfaction, in its sole discretion, with the results of its due diligence review of the Company as further set forth below and the approval of the Federal
               Communications Commission (the "FCC") and the negotiation and execution of a definitive, mutually acceptable stock purchase agreement (the "Definitive Agreement"). The parties hereto intend this LOI to set forth the fundamental points of agreement and it shall constitute a legally binding document, subject only to the occurrence of such future events.

               Buyer and Seller expect to enter into a Definitive Agreement, within sixty (60) days of both Buyer and Seller executing this LOI, subject solely to Buyer's reasonable satisfaction with its due diligence investigation for a period of two weeks from the date of execution of this LOI, after which, unless Buyer has so notified Seller, the Buyer and Seller shall negotiate a Definitive Agreement which shall be conditioned upon FCC approval of the Transaction. Seller shall give Buyer and its authorized representatives reasonable access at reasonable times to the Station and shall furnish all information relating thereto as they may request to enable Buyer to make such examinations and investigations thereof as Buyer shall reasonably deem necessary.

               We are prepared to move forward expeditously with the following offer.

               Mr. Carr T. Preston
               12 March 1997

               Page 2

               1. Consideration to be Paid by Buyer. On the date of closing, the warrant shall be exercised by Buyer for $1.00 to purchase the BHI stock. The consideration paid to Seller for the sale of the warrant for the stock of BHI shall be $4,000,000 (the "Purchase Price") of which $2,800,000 shall be used by Seller and BHI to satisfy certain existing obligations of BHI; subject to adjustment for any prorations and contingent liabilities, payable as follows:

                    On the date of closing,  by wire  transfer to bank  accounts designated by Seller, the sum of $4,000,00 in immediately available funds.

               2. Escrow Closing.

                         (a) The  date of  closing  for  the  transaction  being
               proposed herein shall occur no later than ten (10) days after the consent of the FCC to the transfer of control of the licenses shall have become a Final Order (the "Closing Date"). If the FCC has not granted a transfer of control of the Station's licenses within nine months after the FCC's acceptance for filing of the application for transfer of control of such licenses, each of Seller and Buyer shall have the right to rescind its obligations under the Definitive Agreement, provided that such terminating party is not then in breach of the terms and conditions of the Definitive Agreement.

                         (b) If Buyer materially breaches the Definitive Agreement or defaults in the performance of its obligations thereunder, the sum of $100,000 shall be paid to Seller as liquidated damages.

                         (c)  If  Seller  materially   breaches  the  Definitive
               Agreement, Buyer shall have the right of specific performance.

               3. Definitive Agreement. Radio One and Allied shall negotiate in good faith the terms of the Definitive Agreement which shall contain representations, warranties, covenants and conditions by such parties as are usual and customary in transactions of this kind, including provisions regarding (i) Indemnification of Radio One and Allied; (ii) representations by the sole shareholder of BHI as to the validity of the warrant and shares of stock; (iii) Seller's responsibility for payment of all payables of BHI that exist at closing and Seller's right to all pre-closing receivables and cash; (iv) Seller's responsibility for all obligations and liabilities that BHI may have for the employees that Buyer does not assume. Buyer and Seller will jointly file an application

               Mr. Carr T. Preston
               12 March 1997

               Page 3


               requesting FCC approval of the transfer of control of the Station's licenses to Buyer as contemplated herein no later than five (5) business days after execution of the Definitive Agreement.

               4. Agreement to Negotiate Confidentiality. Buyer and Seller agree to proceed diligently, expeditiously, and in good faith, to execute the Definitive Agreement and the Transaction contemplated herein in accordance with the terms set forth in this Letter of Intent. Until the expiration or earlier termination of this Letter of Intent, Seller shall not solicit, or negotiate with , any other prospective purchaser of the Station.

               This Letter of Intent shall expire and be null and void upon the earlier of (1) the expiration of the 60th day after the date of acceptance of this Letter of Intent (subject to a reasonable extension if the drafting of the Definitive Agreement is proceeding diligently, (ii) the execution and delivery of the Definitive Agreement).

               We look forward to working with you to consummate the Transaction proposed herein. Please do not hesitate to call me at 202-885-4567 with any questions or comments you may have relative to anything contained herein.


               Very truly yours,

               RADIO ONE, INC.

               By:  /s/ Scott R. Royster
                    -----------------------------------------
                    Scott R. Royster, Chief Financial Officer



               Agreed:   /s/ Carr T. Preston
                         ------------------------------------

               By:       Carr T. Preston
                         ------------------------------------
                         Name

                         SVP
                         ------------------------------------
                         Title

                         3/13/97
                         ------------------------------------
                         Date of Acceptance

July 1, 1997

Mr. Carr T. Preston
Senior Vice President
Allied Capital
1666 K Street, NW
Washington, D.C. 20006


Dear Mr. Preston:


Reference is made to that certain Letter of Intent dated as of March 12, 1997 by and between Radio One, Inc. ("Radio One" or "Buyer") and Allied Capital Financial Corporation ("Allied" or "Seller") pursuant to which Radio One, or any entity controlled by the same principals who control Radio One, will purchase from Allied, in a warrant and stock transaction, a warrant for all of the issued and outstanding capital stock of BHI, as such Letter of Intent was extended by that certain First Amendment dated as of May 6, 1997, that certain Second Amendment dated as of May 30, 1997 and that certain Third Amendment dated as of June 5, 1997, which Letter of Intent, as so amended, lapsed on June 18, 1997. Capitalized terms used herein without definition shall have the meanings assigned such terms in the Letter of Intent. Radio One and Allied hereby agree to reinstate the provisions of the Letter of Intent, as amended by the following:

1. The final sentence of the second paragraph of the Letter of Intent is hereby deleted in its entirety and replaced with the following:

"The parties hereto intend this LOI to set forth the fundamental points of agreement. However, this LOI shall not constitute a legally binding document."

2. The first sentence of the third paragraph of the Letter of Intent is hereby deleted in its entirety.

3. Numbered Paragraph 1 of the Letter of Intent is hereby deleted in its entirety and replaced with the following:

"Consideration to Paid by Buyer. On the date of closing, the warrant shall be exercised by Buyer for $1.00 to purchase the BHI stock. The consideration paid to Seller for the sale of the warrant for the stock of BHI, assuming BHI has no debt at closing, shall be $4,000,000 (the "Purchase Price"), subject to adjustment for any prorations and contingent liabilities. The form of payment of the Purchase Price (i.e., cash, notes or a combination thereof) shall be mutually agreed upon by Buyer and Seller."

4. The first sentence of numbered Paragraph 4 of the Letter of Intent is hereby deleted in its entirety and replaced with the following:

"Buyer and Seller agree to proceed diligently, expeditiously, and in good faith to reach agreement on the form of payment of the Purchase Price, and thereafter to execute the Definitive Agreement and consummate the Transaction contemplated herein in accordance with the terms set forth in this Letter of Intent, as amended; provided, however, that nothing in this letter shall be construed to create a duty of exclusive dealings between the parties."

5. The final sentence of numbered Paragraph 4 of the Letter of Intent is hereby deleted in its entirety.

4. The penultimate paragraph of the Letter of Intent is hereby deleted in its entirety and replaced with the following:

"This Letter of Intent shall expire and be null and void upon the earlier of (i) July 31, 1997 (subject to a reasonable extension if the drafting of the Definitive Agreement is proceeding diligently) and (ii) the execution and delivery of the Definitive Agreement."

We look forward to working with you to consummate the transactions contemplated by the Letter of Intent as modified hereby. Please do not hesitate to call me at 301/429-2642 with any questions or comments you may have relative to anything contained herein.


Very truly yours,

RADIO ONE, INC.

By:  /s/ Scott R. Royster
     -------------------------------
     Scott R. Royster
     Chief Financial Officer



Agreed:

ALLIED CAPITAL FINANCIAL CORPORATION

By:  /s/ Carr T. Preston
     -------------------------------
     Carr T. Preston
     Senior Vice President

          FIRST AMENDMENT TO LETTER OF INTENT TO ENTER INTO OPTION AND
                            STOCK PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO LETTER OF INTENT TO ENTER INTO OPTION AND STOCK PURCHASE AGREEMENT, is dated this 6th day of May, 1997, and is made between RADIO ONE, INC., and ALLIED CAPITAL FINANCIAL CORPORATION.

         Radio One, Inc. ("Buyer") and Allied Capital Financial Corporation ("Seller") have executed a letter of intent dated March 12, 1997, which was accepted by Seller on March 13, 1997 ("Letter"). The Letter describes the terms upon which the parties would enter into an Option and Stock Purchase Agreement ("Agreement") whereby Buyer would acquire from Seller its option to acquire the stock of Broadcast Holdings, Inc., licensee of Station WYCB(AM), Washington, D.C.

         Buyer and Seller agree that it would be mutually beneficial to amend the provision contained in the Letter which requires that the parties enter into an Agreement on or before May 12, 1997.

         In consideration of the parties' mutual agreement to continue in good faith to finalize the Agreement, which the parties hereby acknowledge constitutes good and valuable consideration, Buyer and Seller agree to extend the time period to May 30, 1997, in which to negotiate and enter into an Agreement.

         Except as described above, the terms and conditions of the Letter shall not be modified.

         This amendment may be signed in counterparts, facsimile signatures to be binding upon receipt by facsimile transmission.

AGREED TO:                         AGREED TO:
/s/ Alfred C. Liggins, III         /s/ Carr T. Preston
---------------------------        ---------------------------
Alfred C. Liggins, III             Carr T. Preston
Radio One, Inc.                    Allied Capital Financial
                                   Corporation

          SECOND AMENDMENT TO LETTER OF INTENT TO ENTER INTO OPTION AND
                            STOCK PURCHASE AGREEMENT

         THIS SECOND AMENDMENT TO LETTER OF INTENT TO ENTER INTO OPTION AND STOCK PURCHASE AGREEMENT, is dated this 30th day of May, 1997, and is made between RADIO ONE, INC., and ALLIED CAPITAL FINANCIAL CORPORATION.

         Radio One, Inc. ("Buyer") and Allied Capital Financial Corporation ("Seller") have executed a letter of intent dated March 12, 1997, which was accepted by Seller on March 13, 1997 ("Letter"). The Letter describes the terms upon which the parties would enter into an Option and Stock Purchase Agreement ("Agreement") whereby Buyer would acquire from Seller its option to acquire the stock of Broadcast Holdings, Inc., licensee of Station WYCB(AM), Washington, D.C.

         Buyer and Seller agree that it would be mutually beneficial to amend the provision contained in the Letter which requires that the parties enter into an Agreement on or before May 30, 1997.

         In consideration of the parties' mutual agreement to continue in good faith to finalize the Agreement, which the parties hereby acknowledge constitutes good and valuable consideration, Buyer and Seller agree to extend the time period to June 6, 1997, in which to negotiate and enter into an Agreement.

         Except as described above, the terms and conditions of the Letter, as amended on May 6, 1997, shall not be modified.

         This amendment may be signed in counterparts, facsimile signatures to be binding upon receipt by facsimile transmission.

AGREED TO:                         AGREED TO:
/s/ Alfred C. Liggins, III         /s/ Carr T. Preston
---------------------------        ---------------------------
Alfred C. Liggins, III             Carr T. Preston
Radio One, Inc.                    Allied Capital Financial
                                   Corporation

          THIRD AMENDMENT TO LETTER OF INTENT TO ENTER INTO OPTION AND
                            STOCK PURCHASE AGREEMENT

         THIS THIRD AMENDMENT TO LETTER OF INTENT TO ENTER INTO OPTION AND STOCK PURCHASE AGREEMENT, is dated this 5th day of June, 1997, and is made between RADIO ONE, INC., and ALLIED CAPITAL FINANCIAL CORPORATION.

         Radio One, Inc. ("Buyer") and Allied Capital Financial Corporation ("Seller") have executed a letter of intent dated March 12, 1997, which was accepted by Seller on March 13, 1997 ("Letter"). The Letter describes the terms upon which the parties would enter into an Option and Stock Purchase Agreement ("Agreement") whereby Buyer would acquire from Seller its option to acquire the stock of Broadcast Holdings, Inc., licensee of Station WYCB(AM), Washington, D.C.

         Buyer and Seller agree that it would be mutually beneficial to amend the provision contained in the Letter which requires that the parties enter into an Agreement on or before June 6, 1997.

         In consideration of the parties' mutual agreement to continue in good faith to finalize the Agreement, which the parties hereby acknowledge constitutes good and valuable consideration, Buyer and Seller agree to extend the time period to June 18, 1997, in which to negotiate and enter into an Agreement.

         Except as described above, the terms and conditions of the Letter, as amended on May 6, 1997, and May 30, 1997, shall not be modified.

         This amendment may be signed in counterparts, facsimile signatures to be binding upon receipt by facsimile transmission.

AGREED TO:                         AGREED TO:
/s/ Alfred C. Liggins, III         /s/ Carr T. Preston
---------------------------        ---------------------------
Alfred C. Liggins, III             Carr T. Preston
Radio One, Inc.                    Allied Capital Financial
                                   Corporation